UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Ultratech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 321-8835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Ultratech, Inc., a Delaware corporation (the “Company”), held a special meeting of the Company’s stockholders in Menlo Park, California (the “Special Meeting”). As of April 20, 2017, the Company’s record date for the Special Meeting, there were a total of 27,242,013 shares of common stock, par value $0.001 per share, (the “Ultratech common stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 22,045,611 shares of Ultratech common stock were present or represented by proxy and, therefore, a quorum was present.  The Company’s stockholders voted on three proposals and Proposal 1 and Proposal 3 were approved by the requisite vote of the Company’s stockholders.  Proposal 2 was not approved by the requisite vote of the Company’s stockholders.  The final voting results for the proposals are set forth below.

Proposal 1: A proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of February 2, 2017 (the “Merger Agreement”), by and among the Company, Veeco Instruments Inc., a Delaware corporation (“Veeco”), and Ulysses Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Veeco (“Merger Subsidiary”), which provides for the merger of Merger Subsidiary with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Veeco (the “Merger”).

For	Against	Abstain
21,698,152	67,621	279,838

Proposal 2: A proposal to approve, on a non-binding, advisory basis, the compensation payments that will or may be made to the Company’s named executive officers in connection with the Merger.

For	Against	Abstain
7,415,362	14,347,940	282,309

Proposal 3: A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal.

For	Against	Abstain
20,614,798	1,148,704	282,109

The affirmative vote of stockholders of the Company holding a majority of the shares of common stock of the Company outstanding and entitled to vote as of the record date to adopt the Merger Agreement satisfies one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRATECH, INC.
(Registrant)

Date: May 25, 2017	By:	/s/ Bruce R. Wright
Bruce R. Wright
Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)